UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 8, 2007
ADAMS GOLF, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24583	75-2320087

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
300 Delaware Avenue, Suite 572, Wilmington, Delaware, 79801
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (302) 427-5892
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On August 8, 2007, Adams Golf, Inc. (the “Company”) announced via press release the Company’s financial results for the quarter ended June 30, 2007. A copy of the Company’s press release is attached hereto as Exhibit 99.1.
     Pursuant to General Instruction B.2 of Form 8-K, the information in this Form 8-K and the exhibit attached hereto shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, and are not incorporated by reference into any filing of the Company, whether made before or after the date hereof and regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
No.	Description of Exhibit
99.1	Press Release of Adams Golf, Inc., dated August 8, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS GOLF, INC
Date: August 8, 2007	By:	/s/ Eric Logan
		Name:	Eric Logan
		Title:	Chief Financial Officer

INDEX OF EXHIBITS

Exhibit
No.	Description of Exhibit
99.1	Press Release of Adam’s Golf, Inc., dated August 8, 2007.